UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2007

TERADYNE, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, MA	01864
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 370-2700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 18, 2007, Teradyne, Inc. (“Teradyne”) issued a press release regarding its financial results for the second quarter ended July 1, 2007. Teradyne’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit listed below and in the accompanying Exhibit Index is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated July 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADYNE, INC.

Dated: July 18, 2007

By:  /s/  Gregory R. Beecher

        Name: Gregory R. Beecher

        Title: V.P., Chief Financial Officer and Treasurer

Exhibit No.	Description
99.1	Press Release dated July 18, 2007.